EXHIBIT 10.14

SIXTEENTH AMENDMENT TO NEGOTIATED PAYOFF AGREEMENT
THIS SIXTEENTH AMENDMENT TO NEGOTIATED PAYOFF AGREEMENT (this “Amendment”) is made effective as of July 9, 2014 (the “Effective Date”), by and between NWRA VENTURES I, LLC, a Delaware limited liability company (“Lender”) and IMH FINANCIAL CORPORATION, a Delaware corporation (“Borrower”) and the other parties signatory hereto (together with Borrower, the “Borrower Parties”).
RECITALS:
A.Lender and Borrower Parties previously entered into that certain Negotiated Payoff Agreement, effective April 3, 2014, that certain Amendment to Negotiated Payoff Agreement, effective April 29, 2014, that certain Second Amendment to Negotiated Payoff Agreement, effective April 30, 2014, that certain Third Amendment to Negotiated Payoff Agreement, effective May 30, 2014, that certain Fourth Amendment to Negotiated Payoff Agreement, effective June 4, 2014, that certain Fifth Amendment to Negotiated Payoff Agreement, effective June 6, 2014, that certain Sixth Amendment to Negotiated Payoff Agreement, effective June 11, 2014, that certain Seventh Amendment to Negotiated Payoff Agreement, effective June 13, 2014, that certain Eighth Amendment to Negotiated Payoff Agreement, effective June 18, 2014, that certain Ninth Amendment to Negotiated Payoff Agreement, effective June 23, 2014, that certain Tenth Amendment to Negotiated Payoff Agreement, effective June 25, 2014, that certain Eleventh Amendment to Negotiated Payoff Agreement, effective June 30, 2014, that certain Twelfth Amendment to Negotiated Payoff Agreement, effective July 1, 2014, that certain Thirteenth Amendment to Negotiated Payoff Agreement, effective July 2, 2014, that certain Fourteenth Amendment to Negotiated Payoff Agreement, effective July 7, 2014, and that certain Fifteenth Amendment to Negotiated Payoff Agreement, effective July 8, 2014 (together, the “Agreement”).
B.Lender and Borrower desire to further amend the Agreement on the terms and conditions set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
AGREEMENT:
1.    Negotiated Early Payoff: NPO Deadline; Prepayments and Common Stock Acquisition. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
"2.    Negotiated Early Payoff.
(a) Notwithstanding anything to the contrary in the Loan Documents, Borrower shall have

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the right to pay off the Loan and all other outstanding debts, liabilities and obligations due to Lender under the Loan Documents, including, without limitation, the Modified Prepayment Exit Fee and the Prepayment Premium (collectively, the “Outstanding Obligations”), and obtain a full discharge of the security therefor, at a negotiated amount equal to $80,000,000.00 (the “Negotiated Payoff Amount”), upon and subject to the following conditions (the “NPO Conditions”):

(i)
Borrower shall deliver to Lender, by wire transfer of immediately available funds to the account designated on Exhibit A attached hereto, by no later than 3:00 p.m., New York City time, on the Effective Date, an amount equal to $1,000,000 (the “Effective Date Payment”), which amount shall be retained by Lender and applied either pursuant to clause (ii)d. below (as a payment towards the Initial Payment Date Amounts) or pursuant to Section 2(d) or Section 2(g) below, as applicable, in either case on or before (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, July 21, 2014, or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, July 30, 2014 (in either case, the “Initial Payment Date”);

(ii)
Borrower shall deliver the following sums (the “Initial Payment Date Amounts”), by wire transfer of immediately available funds to the designated accounts, by no later than 3:00 p.m., New York City time, on the Initial Payment Date:

a.
to such escrow agent selected by Lender (the “Escrow Agent”), for further distribution to Lender pursuant to the terms of an escrow arrangement (the “Escrow Arrangement”) to be entered into among Borrower, Lender and the NW RedRock Members (defined below), to Lender’s account designated on Exhibit A attached hereto, the sum of $2,565,149.00 in respect of the Common Stock (the “CS Purchase Price”), with a portion of the CS Purchase Price equal to $50,000.00 to cover the out-of-pocket operating expenses of Lender that are not subject to Expense Payments by Borrower, if any, but are allocable to the New World Members and FMC SPE, in their capacities as members of the Lender, to be held in escrow for payment of such operating expenses (it being acknowledged and agreed that FMC SPE and the New World Members shall (I) remain liable for their proportionate shares of any and all such operating expenses of Lender that are not either paid for by Borrower or from such escrowed amounts, and that related to or are otherwise in respect of the period ending on the Initial Payment Date and (II) be entitled to their proportionate share of any unused amounts of such escrow), with the remaining balance of the CS Purchase Price to be distributed on the Initial Payment Date to Five Mile Capital II IMH Investment SPE LLC (“FMC SPE”) and to NWRA Ventures Management I, LLC (“NWRAVM”) and NWJ Realty Partners I, LLC (“NWJ Realty” and together with NWRAVM, the “New World Members”), as all of the members of Lender in

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the amounts set forth on Exhibit B attached hereto, for further distribution by the New World Members to their respective equityholders, in the amounts set forth on Exhibit B attached hereto;

b.
to the Escrow Agent, for further distribution to NW Red Rock I Investor, LLC (“NW RedRock Investor”) pursuant to the terms of the Escrow Arrangement, to NW RedRock Investor’s account designated on Exhibit A-1 attached hereto, an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $3,360,948.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $3,372,191.00 (as applicable, the “NW RedRock Payment No. 1 Amount”) in full satisfaction and payment of all amounts due to NW Red Rock Investor in respect of the Loan, directly or indirectly, including as a direct owner of the RedRock NWJ Interest (defined below) (the “NW RedRock Payment No. 1”), and which NW RedRock Payment No. 1 shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date;

c.
to the Escrow Agent, for further distribution to NWRA Red Rock I, LLC (“NW RedRock I” and, together with the NW RedRock Investor, collectively, the “NW RedRock Members”) pursuant to the terms of the Escrow Arrangement, to NW RedRock I’s account designated on Exhibit A-2 attached hereto, an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $3,014,711.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $3,020,719.00 (as applicable, the “NW RedRock Payment No. 2 Amount” and together with the NW RedRock Payment No. 1 Amount, the “New World Cash Distribution”) in full satisfaction and payment of all amounts due to NW RedRock I in respect of the Loan, directly or indirectly, including as a direct owner of the RedRock NWRAVM Interest (defined below) (the “NW RedRock Payment No. 2”), and which NW RedRock Payment No. 2 shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date; and

d.
to the Escrow Agent, for further distribution to Lender pursuant to the terms of the Escrow Arrangement, for receipt and distribution by Lender to FMC SPE, to FMC SPE’s account designated on Exhibit A-3 attached hereto (“FMC SPE’s Account”), the following amounts (collectively, the “Initial NPA Payment”): (1) (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $22,218,956 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $22,443,822 (as applicable, the “Initial NPA Payment Amount”), which amount, together with the Effective Date Payment (which shall be concurrently

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distributed by Lender to FMC SPE’s Account) shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date (such that, immediately after such payment and application (of the Initial NPA Payment Amount and the Effective Date Payment), the New World Cash Distribution and the Juniper Initial Conversion (defined below), the remaining, unpaid Negotiated Payoff Amount shall be $45,000,000.00 (such amount, as it may be reduced by payments made pursuant to clause (v) below, the “NPA Balance”)); (2) without duplication (to the extent not already paid pursuant to Section 2(a)(ii), subparts b. and c. and section (1) of this subpart d.), interest accrued at the Current Pay Interest Rate of 12% per annum for the period beginning April 1, 2014 and ending on the Initial Payment Date; (3) without duplication (to the extent not already paid pursuant to Section 2(a)(ii), subparts b. and c. and section (1) of this subpart d.), all accrued and unpaid Deferred Interest for the period beginning April 1, 2014 and ending on the Initial Payment Date; and (4) amounts sufficient to pay all reasonable and actual costs and expenses incurred by Lender (including those reimbursable pursuant to Section 9.13 of the Loan Agreement, including without limitation, those incurred in connection with the Negotiation Letter, all “Discussions” under and as defined therein and the negotiation and consummation of the transaction contemplated by this Agreement, to the extent the same have not been withdrawn from the IMH Collection Account in accordance with the Pre-Negotiation Letter (collectively, the “Expense Payments”);

(iii)
On the Initial Payment Date and notwithstanding anything to the contrary in Section 10.1 of the Loan Agreement (but immediately following the distributions pursuant to clause (ii)a. and immediately prior to the payment by Borrower contemplated in clauses (ii)b., (ii)c. and (ii)d. (and the distributions by Lender thereunder)), at Borrower’s sole cost and expense:

a.	First (in the following order, but substantially simultaneously):

i.
Lender shall distribute to NWJ Realty (the “NWJ JCP Partial Note Distribution”) a portion of the Lender’s interest in the Note in an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $4,107,825.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $4,121,567.00 (as applicable, the “JCP Realty Interest”), which JCP Realty Interest shall immediately thereafter be further distributed (the “JCP Realty Distribution”) by NWJ Realty to JCP Realty Partners, LLC (“JCP Realty”) in full satisfaction and payment of all amounts due to JCP Realty, as a direct owner of NWJ Realty, in respect of the Loan; and

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ii.
Lender shall distribute to NWRAVM (the “NWRAVM JCP Partial Note Distribution” and together with the NWJ JCP Partial Note Distribution, the “New World Juniper Note Distributions”) a portion of the Lender’s interest in the Note in an amount equal to (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement, $3,684,647.00 or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, $3,691,990.00 (as applicable, the “Juniper NVM Interest” and, together with the JCP Realty Interest, collectively, the “Juniper Interest”), which Juniper NVM Interest shall immediately thereafter be further distributed (the “Juniper NVM Distribution” and, together with the JCP Realty Distribution, collectively, the “Juniper Entity Distributions”) by NWRAVM to Juniper NVM, LLC (“Juniper NVM” and, together with JCP Realty, collectively, the “Juniper Entities”) in full satisfaction and payment of all amounts due to Juniper NVM, as a direct owner of NWRAVM, in respect of the Loan; and

iii.
Lender shall distribute to NWJ Realty (the “NWJ RedRock Partial Note Distribution”) a portion of the Lender’s interest in the Note in an amount equal to the NW RedRock Payment No. 1 Amount, which amount shall be equal to NWJ Realty’s entire remaining interest, directly or indirectly in the Loan (the “RedRock NWJ Interest”) and shall be in complete redemption of NWJ Realty’s interest in the Lender, and which RedRock NWJ Interest shall immediately thereafter be further distributed (the “RedRock NWJ Distribution”) by NWJ Realty to NW RedRock Investor in full satisfaction and payment of all amounts due to NW RedRock Investor, as a direct owner of NWJ Realty, in respect of the Loan; and

iv.
Lender shall distribute to NWRAVM (the “NWRAVM RedRock Partial Note Distribution” and together with the NWJ RedRock Partial Note Distribution, the “New World RedRock Note Distributions”, and the New World RedRock Note Distributions, together with the New World Juniper Note Distributions, the “New World Note Distributions”, and the New World Note Distributions, together with the New World Cash Distribution, the “New World Distribution”) a portion of the Lender’s interest in the Note in an amount equal to the NW RedRock Payment No. 2 Amount, which amount shall be equal to NWRAVM’s entire remaining interest, directly or indirectly in the Loan (the “RedRock NWRAVM Interest”) and shall be in complete redemption of NWRAVM’s interest in the Lender, and which RedRock NWRAVM Interest shall immediately thereafter be further distributed (the “RedRock NWRAVM

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Distribution” and together with the RedRock NWJ Distribution, collectively, the “RedRock Entity Distributions” and, the RedRock Entity Distributions, together with the Juniper Entity Distributions, the “NW Entity Distributions”) by NWRAVM to NW RedRock I in full satisfaction and payment of all amounts due to NW RedRock I, as a direct owner of NWRAVM, in respect of the Loan;

b.
Then (but immediately following the Juniper Entity Distributions), the Juniper Entities shall collectively further distribute (the “Juniper Distribution”) the Juniper Interest to Juniper Capital Partners, LLC (together with its controlled affiliates, including without limitation, JCP Realty and Juniper NVM, collectively, “Juniper”), and Juniper shall, immediately following the Juniper Distribution, (I) convert the entire Juniper Interest into (x) if the Borrower shall close upon the Singerman Preferred Acquisition in accordance with the express terms of this Agreement 813,410 Preferred Equity Shares, or (y) if the Borrower shall close upon an Alternative Preferred Acquisition in accordance with the express terms of this Agreement, 815,611 Preferred Equity Shares, pursuant to the Loan, in full satisfaction and payment of all amounts due to Juniper, directly or indirectly, in respect of the Loan, including without limitation, as a direct owner of the Juniper Interest (the “Juniper Initial Conversion”), and which Juniper Initial Conversion shall be applied in partial payment of the Negotiated Payoff Amount on and as of the Initial Payment Date, and which Preferred Equity Shares, immediately thereafter, shall be exchanged by Juniper for Series A Preferred pursuant to the Juniper Preferred Exchange (as defined and described in Section 2(b)) and (II) acquire additional Series A Preferred (as defined in the Preferred Term Sheet) in an amount not less than $574,083, utilizing, inter alia, proceeds received by it from the CS Purchase Price as set forth on Exhibit B attached hereto for such purpose (the “Juniper Preferred Acquisition”), it being acknowledged and agreed that the failure of Juniper to timely consummate the Juniper Initial Conversion and/or the Juniper Preferred Acquisition shall be deemed to be a failure by Borrower to timely consummate the NPO Conditions and shall not, in any event, be deemed to be a default by Lender under this Agreement and/or under the Loan Agreement or any other Loan Document;

(iv)
Provided that the NPO Conditions have then been timely satisfied, on the Initial Payment Date, (x) Borrower and Lender shall execute and deliver a First Amendment and Modification of Loan Documents, in form and substance acceptable to Lender (the “Loan Amendment”), which shall provide the following: (1) the “Stated Maturity Date” for all purposes of the Loan Documents shall be the NPO Deadline (as defined in Section 2(a)(vi) below); ); (2) the rights currently held by Lender to convert into the Preferred Equity Shares, as more specifically described in Article 10 of the Loan Agreement, shall be deleted; and (3) such other amendments and

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modifications as may be required to implement those described in clauses (1) and (2) and as may otherwise be agreed to by Borrower and Lender; and (y) Borrower shall cause Polsinelli, P.C. to deliver a legal opinion addressed to Lender and in form and substance reasonably acceptable to Lender with respect to, inter alia, Borrower Parties’ existence and authority, and the enforceability of the Loan Documents, as amended by the Loan Amendment, against all such Borrower Parties in accordance with their respective terms;

(v)
Borrower shall deliver the following sums, by wire transfer of immediately available funds to Lender’s account designated on Exhibit A attached hereto, by no later than 3:00 p.m. New York City time, on each of October 1, 2014, January 1, 2015 and April 1, 2015 (the “Interim Payment Dates”): (1) the amount of $5,000,000.00 (each, an “Interim NPA Payment Amount”), which amount shall be applied in reduction of the then outstanding NPA Balance; and (2) a fee equal to 1% of the NPA Balance (calculated without regard to the concurrent payment in reduction of the NPA Balance), which amount shall not be applied in reduction of any other amounts due under the Loan;

(vi)
Borrower shall deliver, by wire transfer of immediately available funds to Lender’s account designated on Exhibit A attached hereto, by no later than 3:00 p.m. New York City time, on July 22, 2015 (the “NPO Deadline”), the following amounts (collectively, the “Subsequent Payment Amounts”): (1) the NPA Balance; (2) interest accrued at the Base Interest Rate of 17% per annum for the period beginning on the Effective Date and ending on the Payoff Date (defined below); and (3) all Expense Payments;

(vii)
Borrower shall, by no later than the Initial Payment Date provide evidence to Lender of the prepayment or other repurchase of all RO Notes that are held by any and all shareholders of Borrower, in their entirety, in each case from the shareholders of Borrower holding the same, it being acknowledged and agreed by the Borrower that, notwithstanding the Juniper Initial Conversion, the Borrower shall cause the holders of all applicable RO Notes to accept the prepayment or other repurchase of the applicable RO Notes on and as of the Initial Payment Date and to unconditionally waive and relinquish any and all rights such holders might have to convert a portion of such RO Notes into Preferred Equity Shares, in connection with the Juniper Initial Conversion or otherwise. Lender hereby agrees that, provided that Borrower prepays or otherwise repurchases all of the RO Notes on or prior to the Initial Payment Date, Borrower may pay to the holders of the RO Notes an amount not to exceed, in the aggregate, $150,000 in consideration for such prepayment or other repurchase of all of the RO Notes and the receipt by the Borrower of such unconditional waiver and relinquishment as set forth in the immediately preceding sentence;

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(viii)
Between the Initial Payment Date and the date on which the Subsequent Payment Amounts are paid in full in accordance with clause (ii) above (which date shall in all events be at or prior to the NPO Deadline) (the “Payoff Date”), interest shall continue to accrue on the Loan at the Base Interest Rate of 17% per annum (calculated in accordance with the Note), and without duplication of payments made in clause (ii)(d)(2) and/or clause (vi)(2) above, Borrower shall make the required periodic payments of Base Interest on the first Business Day of each October, January and April thereafter until the Payoff Date at the Base Interest Rate of 17% per annum (calculated in accordance with the Note), and unpaid Base Interest shall be paid, together with the Subsequent Payment Amounts, on the Payoff Date;

(ix)	No Event of Default shall have occurred under any of the Loan Documents; and

(x)
All transactions that are contemplated to occur hereunder on the Initial Payment Date as described in Sections 2(a)(iii) and 2(b) (including without limitation, the Singerman Preferred Acquisition, the Juniper Preferred Exchange, and the Juniper Preferred Acquisition, as defined below or above) shall occur simultaneously (or substantially simultaneously, but in the order set forth in Sections 2(a)(iii) and 2(b)), it being acknowledged that the failure to consummate any portion of such transaction(s) concurrently (or substantially concurrently) shall be deemed to be a failure of an NPO Condition under this Agreement and shall result in the Effective Date Payment being applied as set forth in Section 2(g) hereof, with any additional amounts that have been paid to the Lender on the Initial Payment Date pursuant to this Agreement being applied in reduction of the Loan, as set forth in Section 2(d) hereof. Notwithstanding the foregoing, in the event Singerman (as defined below) has not consummated the Singerman Preferred Acquisition on the Initial Payment Date, it shall be not be deemed to be a failure of an NPO Condition under this Agreement if Borrower has, notwithstanding such lack of consummation of the Singerman Preferred Acquisition, delivered the Initial Payment Date Amounts, provided that, in no event shall the Borrower pay any portion of the Initial Payment Date Amounts (other than the Expense Payments) using any of Borrower’s currently or then existing cash or other funds that are in excess of $13,565,149.00, it being agreed that all such payments that are in excess of $13,565,149.00 shall be made only from preferred equity investments in the Borrower that are made on or after June 30, 2014, and that are on terms that are consistent with, or no more favorable to the investor than those set forth in, the Preferred Term Sheet (as defined below) (preferred equity investments meeting such requirements, an “Alternative Preferred Acquisition”).

(b) Provided that (i) Borrower has timely deposited the Effective Date Payment on the Effective Date, (ii) no Event of Default shall have occurred under any of the Loan Documents, (iii) no default by any Borrower Party has occurred under this Agreement, (iv) SRE Acquisitions, LLC (together with its controlled affiliates, “Singerman”) has acquired (or

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simultaneously with the consummation of the NPO Conditions that are to occur on the Initial Payment Date, shall acquire) Series A Preferred (as defined in that certain Term Sheet – Loan Acquisition and Modification of Series A Cumulative Convertible Preferred Stock Dated June 6, 2014 attached hereto as Exhibit C (the “Preferred Term Sheet”)), for no less than $17,000,000 in immediately available funds (such funds, the “Singerman Funds” and such acquisition, the “Singerman Preferred Acquisition”), which Singerman Funds are, in turn, remitted on the Initial Payment Date to Lender and applied pursuant to Section 2(a)(ii)(d) above, or Section 2(d) below, as applicable, such Series A Preferred to be on terms that are consistent with those set forth in the Preferred Term Sheet (or, Borrower has otherwise delivered funds equivalent to the Singerman Funds from an Alternative Preferred Acquisition), and (v) immediately upon the Juniper Initial Conversion and Juniper’s receipt of the Preferred Equity Shares pursuant to Section 2(a)(iii) above, Juniper has further exchanged (or shall further exchange) all such Preferred Equity Shares for Series A Preferred with the same aggregate liquidation preference value (such exchange, the “Juniper Preferred Exchange”) and has consummated the Juniper Preferred Acquisition, all such Series A Preferred to be on terms that are consistent with those set forth in the Preferred Term Sheet (it being acknowledged that the New World Note Distributions and the NW Entity Distributions, shall occur immediately prior to the Juniper Initial Conversion and the New World Cash Distributions), then:

(i)
on and as of the Initial Payment Date and immediately following (but substantially simultaneously with) the Singerman Preferred Acquisition (or the Alternative Preferred Acquisition, if applicable), the Lender shall, at Borrower’s sole cost and expense, cause the Lender’s organizational documents (and the organizational documents of the constituent beneficial owners of Lender) to be amended, which amendment shall reflect the New World Note Distributions, which New World Note Distributions shall be made immediately prior to (x) the New World Cash Distributions and the payment of the Initial NPA Payment and (y) the Juniper Initial Conversion, such that, immediately after such New World Note Distributions (and the NW Entity Distributions, but immediately prior to the Juniper Initial Conversion and the New World Cash Distributions), the aggregate interest held directly Juniper in the Loan shall be equal to the Juniper Interest and the aggregate interest held directly NW RedRock Members in the Loan shall be equal to the New World Cash Distribution (and neither the New World Members nor any person claiming by, under or through the New World Members shall have any interest or other right of any kind in and to the Lender except for any surviving rights, remedies, claims or indemnities);

(ii)
on and as of the Initial Payment Date and concurrently with the New World Distribution, but substantially simultaneously with: (1) the Singerman Preferred Acquisition (or the delivery to Lender by Borrower of funds equivalent to the Singerman Funds from an Alternative Preferred Acquisition) and (2) the consummation of the NPO Conditions that are required to occur on the Initial Payment

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Date: the New World Members shall be deemed to have been redeemed by the Lender, and the organizational documents of the Lender shall, at Borrower’s sole cost and expense, be modified and amended to reflect FMC SPE as the sole member of the Lender (provided that the New World Members shall enter into an agreement with Lender and FMC SPE in form reasonably satisfactory to all such parties confirming that (i) the New World Members shall be and remain liable for their proportionate shares of any and all of Lender’s obligations, claims and liabilities of any kind, relating to or otherwise in respect of the period ending on the Initial Payment Date and (ii) the FMC SPE shall be and remain liable for its proportionate share of any and all of Lender’s obligations, claims and liabilities of any kind, relating to or otherwise in respect of the period ending on the Initial Payment Date);

(iii)
on and as of the Initial Payment Date and immediately following (but substantially simultaneously with), (1) the Singerman Preferred Acquisition (or the delivery to Lender by Borrower of funds equivalent to the Singerman Funds from an Alternative Preferred Acquisition), (2) the consummation of the NPO Conditions that are required to occur on the Initial Payment Date, (3) the New World Distribution and (4) the Juniper Preferred Exchange: the Borrower Group (defined below) shall (x) fully and unconditionally waive and relinquish, and release and discharge the Lender Group (defined below) for any Claims (defined below) set forth in Section 5(a) below, which release shall be for Claims arising on or before the Initial Payment Date (the “Initial Payment Date Claims”), (y) deliver in favor of the Lender Group, in the same form as set forth in Section 5(c) below, the same indemnifications from and against all Initial Payment Date Claims, and (z) indemnify the NW RedRock Members and the Juniper Entities, and each of their respective direct and indirect constituent members and each of their respective officers, directors, managers, agents, employees, attorneys, advisors, representatives and affiliates, and all Persons acting by, through or in concert with any of such Persons, from and against any and all liabilities that the Borrower Group shall otherwise indemnify any past, current or future direct or indirect constituent member of the Lender, and each of their respective officers, directors, managers, agents, employees, attorneys, advisors, representatives and affiliates, and all Persons acting by, through or in concert with any of such Persons;

(iv)
for all tax purposes, (A) all parties hereto shall treat the New World Distribution as a liquidation of the Lender whereby the Lender distributes a pro rata interest in the Loan to each of its members, FMC SPE, Juniper and NW RedRock, in a distribution governed by Section 731 of the Internal Revenue Code of 1986, as amended (“Code”), with such liquidation occurring prior to (x) the NW RedRock Payment, (y) the Juniper Initial Conversion and the Juniper Preferred Exchange, and (z) any payment of the Initial Payment Date Amount pursuant to this Agreement, and (B) all of the following shall be deemed to occur subsequent to the deemed liquidation of Lender for tax purposes: (x) the NW RedRock Payment shall be made to NW

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RedRock, (y) Juniper shall convert its entire interest in the Loan in the Juniper Initial Conversion (and shall further exchange its Preferred Equity Shares in the Juniper Preferred Exchange), and (z) the amounts in Section 2(a)(ii)d. shall be paid to Lender (which shall be a disregarded entity of FMC SPE at such time) in satisfaction of a portion of FMC SPE’s interest in the Loan. All parties hereto shall take all positions for tax purposes consistent with the foregoing and shall file all tax returns and reports consistent with the foregoing; and

(v)
Borrower and Juniper intend and agree that the Juniper Initial Conversion and the Juniper Preferred Exchange be treated as a tax-free recapitalization of the Juniper Interest within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. The terms of this Agreement, insofar as they relate to the Juniper Initial Conversion and the Juniper Preferred Exchange, shall be treated by Borrower and Juniper as a “plan of reorganization” of Borrower within the meaning of Treas. Reg. Sec. 1.368-2(g).

(c) Provided that (i) no Event of Default shall have occurred under any of the Loan Documents, (ii) no default by any Borrower Party has occurred under this Agreement and (iii) Borrower has otherwise timely complied with the NPO Conditions, then on the Payoff Date, Lender shall accept the Negotiated Payoff Amount in full satisfaction of the Outstanding Obligations. In addition, provided that, on and as of the Initial Payment Date, (i) no Event of Default shall have occurred under any of the Loan Documents, (ii) no default by any Borrower Party has occurred under this Agreement and (iii) Borrower has otherwise timely complied with the NPO Conditions that are to be complied with as of the Initial Payment Date, then on the Initial Payment Date, Lender shall accept the CS Purchase Price in full payment for the Common Stock. In addition, provided that (i) no Event of Default shall have occurred under any of the Loan Documents and (ii) no default by any Borrower Party has occurred under this Agreement, Lender hereby agrees that, on and prior to the Initial Payment Date, Lender shall not exercise its right to convert all or any portion of the Loan into Class A Preferred Stock pursuant to Article 10 of the Loan Agreement, except as set forth in Section 2(a)(iii) above.
(d) In the event that any Event of Default occurs, or Borrower otherwise fails to timely comply with any or all of the NPO Conditions, then Borrower’s right to pay off the Outstanding Obligations prior to the First Prepayment Date and at a negotiated amount in accordance with this Agreement shall be deemed void and of no further force and effect, and the Loan Documents and all of the Lender’s rights thereunder, and the Lender’s subsidiary’s rights with respect to the Common Stock (unless the CS Purchase Price has then been paid in respect of the Common Stock) and, if applicable, all rights and remedies with respect to such Event of Default, shall continue unmodified by this Agreement and in full force and effect in all respects. Notwithstanding the foregoing, in the event that (x) both the Effective Date Payment and the Initial NPA Payment Amount and/or (y) any Interim NPA Payment

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Amounts have then been unconditionally and irrevocably paid to Lender, such amounts shall be applied in reduction of the Outstanding Obligations, without regard to this Agreement (it being agreed, for clarification, that in such event, and among other things, a portion of such amounts shall be allocated to any applicable Prepayment Premium and/or Exit Fee (or Modified Prepayment Exit Fee) that would be due pursuant to the Loan Documents in the event that the dates on which the payments of (x) the Effective Date Payment and the Initial NPA Payment Amount and/or (y) any Interim NPA Payment Amounts were made, were Permitted Prepayment Dates pursuant to the Loan Documents).
(e) Borrower Parties and Lender hereby agree that, upon Lender’s acceptance of the Negotiated Payoff Amount and the payment and satisfaction of all other NPO Conditions, all in accordance with the terms of this Agreement, (i) except for the Surviving Obligations (as defined below), which will remain in full force and effect, the Note and all other Loan Documents shall terminate automatically and be of no further force or effect; (ii) all of the Outstanding Obligations shall be satisfied in full, and, except for the Surviving Obligations, Borrower, the other Borrower Parties and any other affiliate of Borrower that is an obligor under the Loan Documents shall be released and discharged from any and all obligations, covenants and agreements under the Loan Documents without further action from any Person; (iii) Lender shall be released as provided in Section 5 below; (iv) any and all security interests, liens and/or other encumbrances granted by Borrower or any other Borrower Party under the Loan Documents to secure its obligations to Lender under the Loan Documents shall, without any further action by Borrower Parties, Lender or any other Person, be immediately thereupon automatically terminated and released and be of no further force and effect; and (v) Borrower Parties shall be authorized to file any UCC-3 Financing Statement(s) evidencing the termination of any UCC-1 filings undertaken by Lender in connection with the Loan Documents, and any release documents delivered by Lender pursuant to Section 3 below; provided that, notwithstanding anything to the contrary set forth in this Agreement, in no event shall this Agreement or the payment of the full Negotiated Payoff Amount and all other amounts pursuant to and in accordance with this Agreement (including, without limitation, the Subsequent Payment Amounts and all other applicable amounts on the Payoff Date) release or otherwise discharge Borrower or any other Loan Party from any covenants or indemnification obligations (whether contingent in nature or otherwise) in the Loan Documents which expressly survive repayment in full of the Loan or termination of such Loan Documents (collectively, the “Surviving Obligations”).
(f)    Lender acknowledges and agrees that: (i) during the term of this Agreement, Lender shall not subscribe for any RO Notes; and (ii) nothing in this Agreement is intended to toll, delay, alter or otherwise modify the time periods for Lender’s timely exercise of its rights to subscribe for any RO Notes. For clarification, and notwithstanding that the Effective Date Payment shall not be applied hereunder, or otherwise credited to Borrower until either the Initial Payment Date or the Partial CS Repurchase Date (defined below), as applicable, Borrower acknowledges and agrees that Lender shall have no obligation to segregate or

Execution Version

otherwise maintain such Effective Date Payment in any account or manner and shall, upon receipt on the Effective Date, be entitled to disburse and otherwise utilize such Effective Date Payment in any manner that Lender may determine.
(g)    In the event that Borrower does not timely pay all Initial Payment Date Amounts to the Lender on or before the Initial Payment Date in accordance with Section 2(a)(ii) above, on the first (1st) business day following the Initial Payment Date (the “Partial CS Repurchase Date”), Lender shall apply the Effective Date Payment in repurchase of 124,688 shares of Common Stock from the Lender (the “Partial Common Stock Repurchase”), and Borrower and Lender shall each execute and deliver to the other such documents and other writings, and do such other acts necessary or desirable, to evidence such Partial Common Stock Repurchase. In the event of a Partial Common Stock Repurchase, Borrower shall, as an obligation hereunder and under the Loan Documents, including without limitation, Section 9.13 of the Loan Agreement, remit all Expense Payments to Lender promptly on demand therefor.
TIME SHALL BE OF THE ESSENCE for the payment and performance of all actions pursuant to this Section 2, including without limitation, the payment and performance of the Outstanding Obligations, all NPO Conditions the Singerman Preferred Acquisition (or the Alternative Preferred Acquisition, in lieu thereof) and the Juniper Preferred Exchange.”
2.Lender Deliveries. Section 3(d) of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof: “Original Mortgage Loan Documents in Lender’s possession, and an assignment or such other documents reasonably necessary to evidence the conveyance of the Common Stock to Borrower; and”.
3.Negotiated Payoff Amount. All references to “Payoff Amount” in Section 5 of the Agreement are hereby deleted in their entirety and replaced with “Negotiated Payoff Amount.”

4.Reinstatement. Section 9 of the Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“9.    Reinstatement. Notwithstanding any contrary provision of this Agreement, (w) the liability of Borrower Parties under the Loan Documents shall be reinstated and revived, (x) the rights of Lender under the Loan Documents shall continue unmodified by this Agreement, (y) the rights of the NW RedRock Members under this Agreement to receive all amounts required to be paid to the NW RedRock Members shall continue, and (z) the rights of Juniper under this Agreement to receive all amounts required to be paid to Juniper shall continue, if in each case, (i) (1) with respect to the Lender, if any of the NPO Conditions is not timely satisfied, or (2) with respect to the NW RedRock Members and Juniper, if any of the NPO Conditions that are to be satisfied on or prior to the Initial Payment Date is not timely satisfied, or (ii) if and to the extent that for any reason, following the Payoff Date all or any portion of the Negotiated Payoff Amount or any other amount paid by any Borrower

Execution Version

Party hereunder is rescinded or must be otherwise restored by Lender, any NW RedRock Member and/or Juniper, whether as a result of any proceedings in bankruptcy or reorganization or other insolvency or debtor relief laws, all as though such amount had not been paid. If any of Lender, any NW RedRock Member and/or Juniper chooses to contest any such matter, Borrower Parties shall indemnify and hold harmless such parties from all actual out-of-pocket costs and expenses (including, without limitation, reasonable attorney costs and disbursements) of such litigation. To the extent that all or any payment of the Negotiated Payoff Amount or any other amount paid by any Borrower Party hereunder is rescinded or restored, the Loan shall be revived, unmodified and in full force and effect without reduction or discharge for that payment.”
5.Authority. Each party executing this Amendment represents and warrants, on behalf of itself only, that such party has full power and authority to execute same.
6.Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
7.Governing Law. The terms and conditions of this Amendment shall be governed by the applicable laws of the State of New York.
8.Other terms unmodified. Except as expressly amended herein, all of the terms and conditions contained in the Agreement are hereby reinstated and affirmed, and remain unamended, unmodified and in full force and effect. In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall govern.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to be effective as of the Effective Date.

NWRA VENTURES I, LLC, a Delaware limited liability company

By:	NWRA Ventures Management I, LLC, its managing member

By:	/s/Kenneth Partlow
	Name:	Kenneth Partlow
	Title:	Authorized Signatory

IMH FINANCIAL CORPORATION, a Delaware corporation

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Execution Version

IMH Special Asset NT 101, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 132, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Central Valley 1206, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Porterville 179, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 137, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Tulare 167, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Fowler 171, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 172, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 152, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Tulare 207, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 162, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 164, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Lomas, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 178, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Waters Edge, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 184, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

May, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Heber, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 198, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 222, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 232, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 233, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 235, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 247, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Buena Yuma, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Isleton 300, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset LR, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 155, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 76, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 100, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 102, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 107, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 228, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 118, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 139, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 140, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

BR North 223, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 158, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

NM-Emerald, LLC, a New Mexico limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

NM-Indian, LLC, a New Mexico limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

FR 160, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 161, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 163, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 168, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 175-IGH, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 176, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 181, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 186, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 192, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 194, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 199, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 203, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 236, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

CA-Daley, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Cheney, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 246, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 250, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

NT 233 Oak Creek Lots, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 254, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 221, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 242, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Special Asset NT 266, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Safari Loans, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Samol, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Recovery Asset Fund, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu Golden Valley, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu Kingman, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu SN 2.08, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu SN 67, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

AZ-Havasu LN, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Golf, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Real Estate, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Restaurant, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH DWL Lender, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH LR Clubhouse, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Satsuma St. Lender, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

LR Water, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Stafford Meadows 7, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Horizon 100, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Coolidge Meadows, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH Disbursements, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

OASIS INDIAN BEND LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Stockholder, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

255 Noholike Way, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

HL Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

L’Auberge Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Orchards Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

WARE Development LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Southwest Acquisitions, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

L’Auberge Newco Restaurant, LLC, a Delaware limited liability company

By:	L’Auberge Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

L’Auberge Newco Spa, LLC, a Delaware limited liability company

By:	L’Auberge Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Orchards Newco Restaurant, LLC, a Delaware limited liability company

By:	Orchards Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Royal Commercial Realty Capital, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Royal Multifamily Ventures 2013-1, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Royal Multifamily Promote 2013-1, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Motor City, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH EQ LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH HI LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH NM LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH TX 309 LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

IMH EQ TWO LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Execution Version

Investors Mortgage Holdings California, Inc., a California corporation

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

11333, Inc., an Arizona corporation

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

IMH Holdings, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

SWI Management, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

IMH Management Services, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Execution Version

EXHIBIT A-1

Wire Instructions for NW RedRock Investor

NWRA Red Rock Investor I, LLC
Bank: Chase
ABA #: 021 000 021
Account #: 974 024 184

Execution Version

EXHIBIT A-2

Wire Instructions for NW RedRock I

NWRA Red Rock I LLC
Bank: Chase
ABA #: 021 000 021
Account #: 974 024 002

Execution Version

EXHIBIT A-3

Wire Instructions for FMC SPE

Bank: JPMorgan Chase Bank, N.A
ABA #: 021-000-021
Account #: 937309912
Account Name: Five Mile Capital II IMH Investment SPE LLC

Execution Version

EXHIBIT B

Distribution of CS Purchase Price

1.	From Borrower to Lender: $2,565,149.00

2.	From Lender to:

a.	FMC SPE: $1,471,362.00

b.	NWRAVM: $880,302.00

c.	NWJ Realty: $163,485.00

3.	From NWRAVM to:

a.	Juniper NVM: $484,166.00

b.	NW RedRock I: $396,136.00

4.	From NWJ Realty to:

a.	JCP Realty: $89,917.00

b.	NW Red Rock Investor: $73,568.00

Execution Version

EXHIBIT C

Preferred Term Sheet

[attached]